                                                                   EXHIBIT 10.42

                       DATED THE 22 DAY OF SEPTEMBER 2006

                        SINO INVESTMENT HOLDINGS LIMITED

                                       AND

                               FINE POWER LIMITED

                                       AND

                              QUALITY IDEA LIMITED

                                       AND

                          XINHUA FINANCE MEDIA LIMITED

                                   ----------

                    AGREEMENT FOR SALE AND PURCHASE OF SHARES

                           (PRESTON GATES ELLIS LOGO)
                                   SOLICITORS

                  35th Floor, Two International Finance Centre
                      8 Finance Street, Central, Hong Kong

                    Tel: (852) 2511 5100 Fax: (852) 2511 9515
                          Website: www.prestongates.com

                           Ref: 55762-00001/CSMN/EWCM

                                    CONTENTS

CLAUSE       HEADING                                                        PAGE
------       -------                                                        ----
1.           DEFINITIONS.................................................     2
2.           SALE AND PURCHASE OF THE SALE SHARES........................     3
3.           CONSIDERATION...............................................     4
4.           COMPLETION..................................................     4
5.           REPRESENTATIONS, WARRANTIES AND COVENANTS...................     5
6.           FURTHER ASSURANCE...........................................     6
7.           ENTIRE AGREEMENT............................................     7
8.           NOTICES.....................................................     7
9.           MISCELLANEOUS...............................................     7
10.          GOVERNING LAW AND JURISDICTION..............................     7
11.          AMENDMENTS..................................................     7
12.          ACKNOWLEDGEMENT.............................................     8
SCHEDULE 1   DETAILS OF THE COMPANY......................................     9
SCHEDULE 2   THE CONSIDERATION SHARES....................................    11
SCHEDULE 3   DUE DILIGENCE DOCUMENTS.....................................    12
EXECUTION................................................................    13

THIS AGREEMENT is made on the 22 day of September 2006

BETWEEN:

(1) SINO INVESTMENT HOLDINGS LIMITED, a company incorporated under the laws of the Commonwealth of The Bahamas with registration number 141019B and having its registered office located at Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas ("SINO");

(2) FINE POWER LIMITED, a company incorporated in British Virgin Islands with registration number 687687 and having its registered office located at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("FINE POWER");

(3) QUALITY IDEA LIMITED, a company incorporated in British Virgin Islands with registration number 688392 and having its registered office located at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("QUALITY IDEA") together with Sino and Fine Power, the "VENDORS"; and

(4) XINHUA FINANCE MEDIA LIMITED, a company incorporated in the Cayman Islands with registration number 157511 and having its registered office located at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies (the "PURCHASER")

WHEREAS:

(A) Upper Step has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each of which 500 Upper Step Shares have been issued and are fully paid up. Further particulars of Upper Step are set out in
     Schedule 1;

(B) Accord Group has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each of which 100 Accord Group Shares have been issued and are fully paid up. Further particulars of Accord Group are set out in Schedule 1;

(C) Sino is the legal and beneficial owner of 45 Upper Step Shares representing 9% of the entire issued share capital of Upper Step and 61 Accord Group Shares representing 61% of the entire issued share capital of Accord Group;

(D) Fine Power is a wholly-owned subsidiary of Sino and the legal and beneficial owner of 80 Upper Step Shares representing 16% of the entire issued share capital of Upper Step;

(E) Quality Idea is a wholly-owned subsidiary of Sino and the legal and beneficial owner of 60 Upper Step Shares representing 12% of the entire issued capital of Upper Step; and

(F) The Vendors wish to sell their entire shareholding in each of Upper Step and Accord Group to the Purchaser and, in reliance on the representations, warranties and undertakings set out herein, the Purchaser wishes to acquire all the Sale Shares (as defined below) upon and subject to the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS

1.01 In this Agreement (including the recitals), the following expressions have the following meanings:

"ACCORD GROUP"                        means Accord Group Investments Limited,
                                      particulars of which are set out in
                                      Schedule 1;

"ACCORD GROUP CONSIDERATION SHARES"   means the aggregate of 451,107 Class A
                                      Common Shares of US$0.001 each in the
                                      share capital of the Purchaser to be
                                      issued and allotted by the Purchaser in
                                      accordance with Clause 3, details of which
                                      are set out in Schedule 2;

"ACCORD GROUP SHARES"                 means the ordinary shares of US$1.00 each
                                      in the issued share capital of Accord
                                      Group;

"BUSINESS DAY"                        means a day (other than a Saturday or a
                                      day on which a tropical cyclone warning
                                      No. 8 or above or a black rainstorm
                                      warning is hoisted in Hong Kong at any
                                      time between 9:00 a.m. and 5:00 p.m.) on
                                      which banks are open for business in Hong
                                      Kong;

"CASH PAYMENT"                        shall have the meaning prescribed to it
                                      under Clause 3.01;

"COMPANIES"                           means Accord Group and Upper Step;

"COMPANIES ORDINANCE"                 means the Companies Ordinance (Chapter 32
                                      of the Laws of Hong Kong) as amended from
                                      time to time;

"COMPLETION"                          means completion of the events set out in
                                      Clause 4;

"COMPLETION DATE"                     means the actual date of Completion;

"CONSIDERATION SHARES"                means the aggregate of the Accord Group
                                      Consideration Shares and Upper Step
                                      Consideration Shares;

"HONG KONG"                           means the Hong Kong Special Administrative
                                      Region of the People's Republic of China;

"HK$"                                 means Hong Kong dollars, the lawful
                                      currency of Hong Kong;

"SALE SHARES"                         means the aggregate of (45), (80) and (60)
                                      Upper Step Shares which are legally and
                                      beneficially owned by Sino, Fine Power and
                                      Quality Idea, respectively, representing
                                      37% of the entire issued share capital of
                                      Upper Step and (61) Accord Group Shares
                                      which are legally and beneficially owned
                                      by Sino, representing 61% of the entire
                                      issued shares capital of Accord Group;

"SHARES"                              means the Accord Group Shares and Upper
                                      Step Shares;

"UPPER STEP"                          means Upper Step Holdings Limited,
                                      particulars of which are set out in
                                      Schedule 1;

"UPPER STEP CONSIDERATION SHARES"     means the aggregate of 6,478,437 Class A
                                      Common Shares of US$0.001 each in the
                                      share capital of the Purchaser to be
                                      issued and allotted by the Purchaser in
                                      accordance with Clause 3, details of which
                                      are set out in Schedule 2;

"UPPER STEP SHARES"                   means the ordinary shares of US$1.00 each
                                      in the issued share capital of Upper Step;

"US$"                                 means United States Dollars, the lawful
                                      currency of the United States of America;

"WARRANT"                             means the warrant to be granted by the
                                      Purchaser in favour of Sino for the
                                      purchase of 4,099,968 Common Shares of the
                                      Purchaser;

"WARRANTIES"                          those representations and warranties
                                      referred to in Clause 5.

1.02 Clause headings are for convenience only and shall not affect the construction of this Agreement.

1.03 The expressions "ACCORD GROUP", "UPPER STEP", the "COMPANIES", the "VENDORS", and the "PURCHASER" shall, where the context provides, include their respective successors, personal representatives and permitted assigns.

1.04 References herein to Clauses and Schedules are to clauses of, and schedules to, this Agreement unless the context requires otherwise and references to this Agreement include the Schedules.

1.05 Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

1.06 Any reference to Sale Shares in this Agreement shall also mean all rights and interests that Sino may have for the issuance of the Sale Shares.

2.   SALE AND PURCHASE OF THE SALE SHARES

2.01 Upon and subject to the terms and conditions of this Agreement, the Vendors shall sell or procure the sale to the Purchaser of their respective Sale Shares free from all charges, liens, equities, encumbrances, options and adverse interests and from all other rights exercisable by or claims by third parties, and the Purchaser shall purchase the Sale Shares with all rights attached or accruing to them at Completion.

2.02 The Vendors shall transfer the legal and beneficial title to their respective Sale Shares. The title to, and any risk attaching to, the Sale Shares shall pass on Completion.

2.03 The Purchaser shall be entitled to exercise all rights attached or accruing to the Sale Shares including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by the Companies on or after the Completion Date.

2.04 The Vendors waive or shall procure the waiver of all rights of pre-emption over any of the Sale Shares conferred upon it by the articles of association of the Companies and/or under any shareholders' agreement or in any other way and undertake to take all steps necessary to ensure that any rights of pre-emption over any of the Sale Shares are waived.

2.05 The Vendors agree that to the extent that they have or may have any rights, claims or interests whatsoever against either one of the Companies in connection with the issue of the Sale Shares to them, such rights, claims or interests shall be fully, irrevocably, unconditionally and absolutely waived, discharged and released upon Completion.

3.   CONSIDERATION

3.01 The total consideration for the sale of the Sale Shares shall consist of:
     (a) the Consideration Shares; (b) the amount of US$15,100,000 ("CASH PAYMENT") and (c) the grant of the Warrant. The Consideration Shares shall be issued and allotted to Sino solely in such number and with such designation as set out opposite its name in Schedule 2 with such rights as are equivalent to the rights attached to the Sale Shares being sold to the Purchaser. Each of Fine Power and Quality Idea hereby irrevocably direct that any Consideration Shares to which it may be entitled shall be issued to Sino and the Purchaser shall be released from any obligation hereunder upon the issuance of such Consideration Shares to Sino.

3.02 Subject to Completion having occurred, the Consideration Shares shall be allotted and issued as fully paid.

3.03 The Vendor hereby acknowledges that part of the Cash Payment amounting to US$9,100,000 has been duly paid and received from the Purchaser. The balance of the Cash Payment being US$6,000,000 (the "CASH BALANCE") shall be payable by the Purchaser by wire transfer or by such other manner as mutually agreed by the parties hereto.

3.04 The Warrant shall be granted to Sino in such manner and at such times to be agreed by Sino and the Purchaser.

4.   COMPLETION

4.01 Completion shall take place on a date to be determined by the Purchaser and at such place as determined by the Purchaser.

4.02 At Completion, the following business shall be transacted:

     (a) the Vendors shall deliver or shall procure the delivery of the following to the Purchaser:

          (i) duly executed transfers of the Sale Shares by the registered holders thereof in favour of the Purchaser or such other person(s) as it may nominate together with the relevant share certificates;

          (ii) such other documents as may be reasonably required to give good title to the Sale Shares free from all claims, liens, charges, equities and encumbrances and third party rights of any kind and to enable the Purchaser (or as it may nominate) to become the registered holder thereof; and

          (iii) powers of attorney, if necessary, in approved terms under which any of the documents referred to in this Clause 4.02(a) is executed;

     (b)  the Purchaser shall:

          (i) present the instruments of transfer together with share certificates in respect of the Sale Shares to the Companies for registration;

          (ii) approve the issue and allotment of the Consideration Shares to Sino in accordance with Clause 3;

          (iii) pay the Cash Balance in accordance with the provisions contained herein; and

          (iv) grant the Warrant in favour of Sino on terms as agreed between the Purchaser and Sino.

     (c)  Sino shall:

          (i) deliver to the Purchaser the due diligence documents as set out in the Schedule hereto and all other documents as may be required for the issuance and registration of the Consideration Shares in the name of Sino;

4.03 The Purchaser shall not be obliged to complete this Agreement unless the Vendors comply fully with the requirements of Clause 4.02(a).

4.04 If the obligations of the Vendors under Clause 4.02(a) are not complied with on the Completion Date the Purchaser may:

     (a) defer Completion (so that the provisions of this Clause 4 shall apply to Completion as so deferred); or

     (b) proceed to Completion as far as practicable (without limiting its rights and remedies under this Agreement); or

     (c) treat this Agreement as terminated for breach of a condition, without prejudice to any rights and remedies it may have in respect hereof.

4.05 The Vendors jointly and severally undertake to indemnify the Purchaser against any loss, expenses or damages which it may suffer as a result of any document delivered to it pursuant to this clause being unauthorised, invalid or for any other reason ineffective for its purpose.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS

5.01 Each of the Vendors represent and warrant to the Purchaser (for itself and as trustee for the Companies (as the case may be)) to the intent that each of the following representations and warranties is accurate in all respects and not misleading at the date of this Agreement and that if for any reason there is any interval of time between the time of this Agreement and Completion, such representations and warranties will continue to be accurate in all respects and not misleading at all times subsequent to the date of this Agreement up to and including the Completion Date as if repeated on each such day immediately before Completion:

     (a) it is the sole legal and beneficial owner of, or otherwise have full authority, including all shareholder and/or regulatory authority, to sell, transfer or dispose of, the Sale Shares registered in its name;

     (b) it is entitled to sell its Sale Shares free from any claims, equities, liens, charges and encumbrances (including without limitation any claims of the beneficiaries or other persons under any settlement or trust document or otherwise);

     (c) this Agreement constitutes and the other documents executed by it which are to be delivered at Completion will, when executed, constitute binding obligations of it in accordance with their respective terms;

     (d) the execution and delivery of, and the performance of its obligations under this Agreement will not:

          (i) result in a breach of any provision of the memorandum or articles of association (or other similar constitutional documents); or

          (ii) result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound; or

          (iii) result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound.

     (e) it acknowledges that no action has been or will be taken with any relevant securities, governmental or regulatory authorities in any jurisdiction with respect to the execution, validity or performance of this Agreement and confirms that (where applicable) it has obtained or complied with all authorizations and/or regulations of any relevant securities, governmental or regulatory authorities in connection with the execution, validity and performance of this Agreement.

5.02 The Vendors shall not (save only as may be necessary to give effect to this Agreement) do or allow and shall procure that no act or omission will occur before Completion which would constitute a material breach of any of the Warranties if they were given at Completion or which would make any of the Warranties materially inaccurate or misleading if they were so given.

5.03 In the event of it being found prior to Completion that any of the Warranties are materially untrue or incorrect, or in the event of any matter or thing arising or becoming known or being notified to the Purchaser which is materially inconsistent with any of the Warranties or in the event of the Vendors becoming unable or failing to do anything in any material respect required to be done by it at or before Completion, the Purchaser shall not be bound to complete the purchase of the Sale Shares and the Purchaser may by written notice rescind this Agreement without liability on its part. The right conferred upon the Purchaser by this Clause is in addition to and without prejudice to any other rights of the Purchaser (including any rights to claim damages or compensation from the Vendors by reason of any such breach or non-fulfilment) and failure to exercise it shall not constitute a waiver of any such rights.

5.04 The Vendors hereby jointly and severally undertake to indemnify and keep indemnified the Purchaser against any loss or liability suffered by the Purchaser as a result of or in connection with any breach of any of the Warranties and against any reasonable costs and expenses incurred in connection therewith provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Purchaser in relation to any such breach.

6.   FURTHER ASSURANCE

6.01 The Vendors and the Purchaser shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

6.02 Save as provided in Clause 9.04, none of the obligations or rights and remedies under this Agreement may be assigned.

7.   ENTIRE AGREEMENT

     This Agreement constitutes the whole agreement between the parties hereto in connection with the sale and purchase of the Sale Shares and supersedes and cancels in all respects all previous letters of intent, correspondence, understandings, agreements and undertakings (if any) between the parties hereto with respect to the subject matter hereof, whether such be written or oral.

8.   NOTICES

     Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the other party at its respective addresses indicated for such party on the signature page hereof (or such other address as the addressee has by five (5) days prior written notice specified to the other party).

9.   MISCELLANEOUS

9.01 All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed. The Purchaser may take action for breach or non fulfilment of any warranty, undertaking or provision contained in or of this Agreement before or after Completion and Completion shall not in any way constitute any waiver of any rights of the Purchaser.

9.02 If at any time any provision hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, the validity, legality, enforceability or performance of the remaining provisions hereof shall not in any way be affected or impaired thereby.

9.03 Time shall be of essence of this Agreement.

9.04 This Agreement shall be binding on and shall enure for the benefit of the successors and assignees of the parties hereto but, save as expressly provided herein, shall not be capable of being assigned by any party without the written consent of the Purchaser.

9.05 Each party to this Agreement shall pay its own costs and disbursements of and incidental to this Agreement.

9.06 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.

10.  GOVERNING LAW AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

11.  AMENDMENTS

11.01 The Purchaser may at any time make amendments and changes to this Agreement in such manner as it may deem fit without reference to and/or consent of the Vendors so long such amendments and changes do not materially affect its rights or obligations as provided for under this Agreement.

11.02 Save for the amendments allowed under Clause 11.01, this Agreement may not be amended without the written consent of all of the parties hereto.

12.  ACKNOWLEDGEMENT

     The Vendors acknowledge that in the preparation of this Agreement and any other document in connection therewith, Preston Gates & Ellis are acting solely as the legal adviser to the Purchaser, and the Vendors have taken all necessary independent advice that they seem appropriate prior to signing this Agreement and any other document in connection therewith. The Vendors acknowledge that execution of this Agreement and any sale of its Sale Shares pursuant hereto may have significant adverse legal and tax implications and have been strongly encouraged to seek legal and tax advice before executing this Agreement. By executing this Agreement, the Vendors acknowledge that none of the Purchaser, the members of the Companies nor their respective legal and accounting advisors have in whatsoever manner provided it with any form of legal or tax advice.

                          -EXECUTION BEGINS ON PAGE 12

         -THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY-

                                   SCHEDULE 1

                             DETAILS OF THE COMPANY

NAME                              ACCORD GROUP INVESTMENTS LIMITED

DATE AND PLACE OF INCORPORATION   15 June 2005 - British Virgin Islands

REGISTERED ADDRESS                Offshore Incorporations Limited,
                                  P.O. Box 957, Offshore Incorporations Centre,
                                  Road Town, Tortola,
                                  British Virgin Islands

CORRESPONDENCE ADDRESS            Preston Gates & Ellis
                                  Room 3503, 35th Floor
                                  Two International Finance Centre
                                  8 Finance Street, Central
                                  Hong Kong

AUTHORIZED SHARE CAPITAL          US$50,000 made up of 50,000 ordinary shares of
                                  US$1.00 each

ISSUED SHARE CAPITAL              100 ordinary shares

SHAREHOLDERS                                                            No. of
                                                                       Ordinary
                                  Shareholder Name                      Shares
                                  ----------------                   -----------
                                  Honour Rise Holdings Limited            20
                                  Sino Investment Holdings Limited        61
                                  Xinhua Finance Media Limited            19
                                                                         ---
                                     TOTAL:                              100
                                                                         ===

DIRECTORS                         Dennis Pelino
                                  Shelly Singhal

NAME                              UPPER STEP HOLDINGS LIMITED

DATE AND PLACE OF INCORPORATION   28 September 2005 -- British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Town, Tortola, British Virgin Islands

AUTHORIZED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    500 ordinary shares

                                                                      Number of
                                                                       Ordinary
SHAREHOLDERS                      Shareholder Name                      Shares
                                  ----------------                   -----------
                                  Fine Power Limited                      80
                                  Honour Rise Services Limited           220
                                  Quality Idea Limited                    60

                                  Sino Investment Holdings Limited        45
                                  Xinhua Finance Media Limited            95
                                                                         ---
                                     TOTAL:                              500
                                                                         ===

DIRECTORS                         Fredy Bush
                                  Dennis Pelino
                                  Shelly Singhal

                                   SCHEDULE 2

                            THE CONSIDERATION SHARES

THE ACCORD GROUP CONSIDERATION SHARES

                                  NUMBER OF CLASS A
                                  COMMON SHARES OF
                                  THE PURCHASER TO BE
NAME OF THE VENDOR                ISSUED AND ALLOTTED
------------------                -------------------
Sino Investment Holdings
   Limited                              451,107

THE UPPER STEP CONSIDERATION SHARES

                                  NUMBER OF CLASS A
                                  COMMON SHARES OF
                                  THE PURCHASER TO BE
NAME OF THE VENDORS               ISSUED AND ALLOTTED
-------------------               -------------------
Sino Investment Holdings
   Limited                             6,478,437

                                   SCHEDULE 3

                             DUE DILIGENCE DOCUMENTS

1. Certified or notarised copy of Sino's certificate of incorporation (and certificate of incorporation on change of name, if applicable);

2.   certified or notarised copy of Sino's register of members;

3. original statement signed by a director of Sino describing its general nature of business;

4. originally completed, dated and signed personal declaration of Sino in the prescribed form;

5. certified or notarised copy of the identification document on all the shareholders of Sino; and

6. original or certified copy of the residential address proof on all the shareholders of Sino.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

XINHUA FINANCE MEDIA LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address: 3905-09 1 Grand Gateway
         1 Hongqiao Lu
         Shanghai 200030,
         People's Republic of China

Telephone: 8621-6113-5900
Facsimile: 8621-6448-4955

SINO INVESTMENT HOLDINGS LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address:
         ----------------------------
Telephone:
           --------------------------
Facsimile:
           --------------------------

FINE POWER LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address:
         ----------------------------
Telephone:
           --------------------------
Facsimile:
           --------------------------

QUALITY IDEA LIMITED

per: /s/
     --------------------------------
     Authorized Signatory

Address:
         ----------------------------
Telephone:
           --------------------------
Facsimile:
           --------------------------

                        DATED THE 10 DAY OF NOVEMBER 2006

                        SINO INVESTMENT HOLDINGS LIMITED

                                       AND

                               FINE POWER LIMITED
                              [Chinese Characters]

                                       AND

                              QUALITY IDEA LIMITED
                              [Chinese Characters]

                                       AND

                          XINHUA FINANCE MEDIA LIMITED
                              [Chinese Characters]

                                   ----------

                            AMENDING AGREEMENT TO THE
                       AGREEMENT FOR SALE AND PURCHASE OF
                                     SHARES

                           (PRESTON GATES ELLIS LOGO)

                                   SOLICITORS
                  35th Floor, Two International Finance Centre
                      8 Finance Street, Central, Hong Kong

                    Tel: (852) 2511 5100 Fax: (852) 2511 9515
                          Website: www.prestongates.com

                           Ref: 55762-00001/CSMN/EWCM

THIS AMENDING AGREEMENT is made as of the 10 day of November 2006.

BETWEEN:

(1) SINO INVESTMENT HOLDINGS LIMITED, a company incorporated under the laws of the Commonwealth of The Bahamas with registration number 141019B and having its registered office located at Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas ("SINO");

(2) FINE POWER LIMITED, a company incorporated in British Virgin Islands with registration number 687687 and having its registered office located at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("FINE POWER");

(3) QUALITY IDEA LIMITED, a company incorporated in British Virgin Islands with registration number 688392 and having its registered office located at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("QUALITY IDEA") together with Sino and Fine Power, the "VENDORS"; and

(4) XINHUA FINANCE MEDIA LIMITED, a company incorporated in the Cayman Islands with registration number 157511 and having its registered office located at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies (the "PURCHASER")

WHEREAS:

(A) The Vendors and the Purchaser entered into an agreement (the "PURCHASE AGREEMENT") for sale and purchase of shares dated 22 September 2006 whereby the Vendors agreed to sell their entire shareholding in each of Upper Step Holdings Limited and Accord Group Investments Limited upon and subject to the terms and conditions set out therein.;

(B) The parties intend to enter into this Amending Agreement to amend the terms of the Purchase Agreement in the manner hereinafter provided.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Amending Agreement (the receipt and adequacy of which consideration with respect of each of the parties hereto are hereby acknowledged), the parties agree as follows:

1. The Purchase Agreement be amended by inserting in Clause 1.01 of the Purchase Agreement immediately following the definition of "Accord Group Consideration Shares", the following paragraph:

     ""ACCORD GROUP SALE SHARES"   means (61) Accord Group Shares which are
                                   legally and beneficially owned by Sino,
                                   representing 61% of the entire issued shares capital of Accord Group;"

2. The Purchase Agreement be amended by inserting in Clause 1.01 of the Purchase Agreement immediately following the definition of "Upper Step Consideration Shares", the following paragraph:

     ""UPPER STEP SALE SHARES"     means the aggregate of (45), (80) and (60)
                                   Upper Step Shares which are legally and
                                   beneficially owned by Sino, Fine Power and Quality Idea, respectively, in the aggregate representing 37% of the entire issued share capital of Upper Step;"

3. The Purchase Agreement be amended by deleting the definition for the term "Sales Shares" under Clause 1.01 of the Purchase Agreement in its entirety and replacing therefor the following:-

     "means, collectively, the Accord Group Sale Shares and the Upper Step Sale Shares;"

4. The Purchase Agreement be amended by deleting Clause 3.01 in its entirety and replacing therefor the following paragraph:

     "The total consideration for the sale of the Accord Group Sale Shares shall consist of the Accord Group Consideration Shares. The total consideration for the sale of the Upper Step Sale Shares shall consist of (a) Upper Step Consideration Shares; (b) the amount of US$9,100,000 ("CASH PAYMENT") and
     (c) the grant of the Warrant. The Consideration Shares shall be issued and allotted to Sino solely in such number and with such designation as set out opposite its name in Schedule 2 with such rights as are equivalent to the rights attached to the Sale Shares being sold to the Purchaser. Each of Fine Power and Quality Idea hereby irrevocably direct that any Consideration Shares to which it may be entitled shall be issued to Sino and the Purchaser shall be released from any obligation hereunder upon the issuance of such Consideration Shares to Sino."

5. The Purchase Agreement be amended by deleting Clause 3.03 in its entirety and replacing therefor the following:

     "The Vendor hereby acknowledges that the Cash Payment amounting to US9,100,000 has been duly paid by and received from the Purchaser."

6.   The Purchase Agreement be amended by adding the following Clause 3.05:

     "The Purchase agrees to satisfy Sino's obligation to pay US$6,607,143 to Sungolden Limited pursuant to Clause 4.2(a) of the Loan and Share Purchase Agreement entered into among Sungolden Limited, the Purchaser and Sino on 28 February 2006 (the "First Purchase Agreement"), being Sino's portion of the Second Payment for the Sale Shares (as such terms are defined under the First Purchase Agreement"), the ("Sino Payment").

7. Sino hereby acknowledges that the Sino Payment has been duly paid by the Purchaser to Sungolden Limited. Save as aforementioned, the remaining provisions of the Purchase Agreement remain unamended and in full force and effect.

8. The parties hereto agree that the amendments as contained in this Amending Agreement shall be effective from and as of 22 September 2006.

9. This Amending Agreement may be executed by the Parties in counterparts which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument and shall be read together with and deemed to be part of the Purchase Agreement.

10. The provisions of Clause 6 (Further Assurance), 8 (Notices), 9 (Miscellaneous) and 10 (Governing Law and Jurisdiction) are incorporated mutatis mutandis into this Amending Agreement.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF this Amending Agreement was made as of the day and year first above written.

XINHUA FINANCE MEDIA LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address: 3905-09 1 Grand Gateway
         1 Hongqiao Lu
         Shanghai 200030,
         People's Republic of China

Telephone: 8621-6113-5900
Facsimile: 8621-6448-4955

SINO INVESTMENT HOLDINGS LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address: Suite 2003-5 Vicwood Plaza
         199 Des Voeux Road, Central
         Hong Kong
Telephone: 852-3196-3720
Facsimile: 852-2541-8266

FINE POWER LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address: Suite 2003-5 Vicwood Plaza
         199 Des Voeux Road, Central
         Hong Kong
Telephone: 852-3196-3720
Facsimile: 852-2541-8266

QUALITY IDEA LIMITED


PER: /s/
     --------------------------------
     AUTHORIZED SIGNATORY

ADDRESS: Suite 2003-5 Vicwood Plaza
         199 Des Voeux Road, Central
         Hong Kong
Telephone: 852-3196-3720
Facsimile: 852-2541-8266